SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:	USAA MUTUAL FUNDS TRUST
Aggressive Growth Fund Shares	Short-Term Bond Fund Adviser Shares
Aggressive Growth Fund Institutional Shares	Short-Term Bond Fund R6 Shares
Growth Fund Shares	Money Market Fund
Growth Fund Institutional Shares	Intermediate-Term Bond Fund Shares
Growth & Income Fund Shares	Intermediate-Term Bond Fund Institutional Shares
Growth & Income Fund Institutional Shares	Intermediate-Term Bond Fund Adviser Shares
Growth & Income Fund Adviser Shares	Intermediate-Term Bond Fund R6 Shares
Income Stock Fund Shares	High Income Fund Shares
Income Stock Fund Institutional Shares	High Income Fund Institutional Shares
Income Stock Fund R6 Shares	High Income Fund Adviser Shares
Income Fund Shares	High Income Fund R6 Shares
Income Fund Institutional Shares	Small Cap Stock Fund Shares
Income Fund Adviser Shares	Small Cap Stock Fund Institutional Shares
Income Fund R6 Shares	Capital Growth Fund Shares
Science & Technology Fund Shares	Capital Growth Fund Institutional Shares
Science & Technology Fund Adviser Shares	Value Fund Shares
First Start Growth Fund	Value Fund Institutional Shares
Short-Term Bond Fund Shares	Value Fund Adviser Shares
Short-Term Bond Fund Institutional Shares

In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2018, the undersigned hereby certifies, that:

1.The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date: 03/23/2018	/S/ DANIEL S. MCNAMARA
________________	___________________________________
Daniel S. McNamara
President

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:	USAA MUTUAL FUNDS TRUST
Aggressive Growth Fund Shares	Short-Term Bond Fund Adviser Shares
Aggressive Growth Fund Institutional Shares	Short-Term Bond Fund R6 Shares
Growth Fund Shares	Money Market Fund
Growth Fund Institutional Shares	Intermediate-Term Bond Fund Shares
Growth & Income Fund Shares	Intermediate-Term Bond Fund Institutional Shares
Growth & Income Fund Institutional Shares	Intermediate-Term Bond Fund Adviser Shares
Growth & Income Fund Adviser Shares	Intermediate-Term Bond Fund R6 Shares
Income Stock Fund Shares	High Income Fund Shares
Income Stock Fund Institutional Shares	High Income Fund Institutional Shares
Income Stock Fund R6 Shares	High Income Fund Adviser Shares
Income Fund Shares	High Income Fund R6 Shares
Income Fund Institutional Shares	Small Cap Stock Fund Shares
Income Fund Adviser Shares	Small Cap Stock Fund Institutional Shares
Income Fund R6 Shares	Capital Growth Fund Shares
Science & Technology Fund Shares	Capital Growth Fund Institutional Shares
Science & Technology Fund Adviser Shares	Value Fund Shares
First Start Growth Fund	Value Fund Institutional Shares
Short-Term Bond Fund Shares	Value Fund Adviser Shares
Short-Term Bond Fund Institutional Shares

In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2018, the undersigned hereby certifies, that:

1.The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:	03/23/2018	/S/ JAMES K. DE VRIES
	________________	__________________________________
James K. De Vries
Treasurer